UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08327

Name of Fund:  BlackRock Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Global Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 02/28/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Global Growth Fund, Inc.


SEMI-ANNUAL REPORT
FEBRUARY 28, 2007    (Unaudited)


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock Global Growth Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
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BlackRock Global Growth Fund, Inc.


Portfolio Information as of February 28, 2007


                                   Country of          Percent of
Ten Largest Equity Holdings          Origin            Net Assets

Cisco Systems, Inc.                United States           1.7%
National Australia Bank Ltd.       Australia               1.6
QBE Insurance Group Ltd.           Australia               1.6
Diageo Plc                         United Kingdom          1.5
Australia & New Zealand
   Banking Group Ltd.              Australia               1.4
ZTE Corp.                          Hong Kong               1.4
Macquarie Bank Ltd.                Australia               1.4
Commonwealth Bank of
   Australia Ltd.                  Australia               1.3
Energy Resources of
   Australia Ltd.                  Australia               1.2
Novartis AG Registered
   Shares                          Switzerland             1.2



                                                       Percent of
Five Largest Industries                                Net Assets

Capital Markets                                            6.9%
Commercial Banks                                           6.8
Energy Equipment & Services                                5.7
Metals & Mining                                            5.5
Communications Equipment                                   4.5


   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.



                                                       Percent of
Geographic Allocation                                    Total
by Country                                            Investments

United States                                             33.4%
Australia                                                 22.2
India                                                      8.8
Hong Kong                                                  8.5
Switzerland                                                5.4
Japan                                                      4.5
France                                                     2.8
Canada                                                     2.7
United Kingdom                                             2.3
South Africa                                               1.7
Germany                                                    1.4
Brazil                                                     0.9
South Korea                                                0.9
Italy                                                      0.9
Singapore                                                  0.9
China                                                      0.9
Spain                                                      0.5
Finland                                                    0.5
Sweden                                                     0.3
Other*                                                     0.5

 * Includes portfolio holdings in short-term investments.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



A Letter to Shareholders


Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:


Total Returns as of February 28, 2007                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 8.93%        +11.97%
Small cap U.S. equities (Russell 2000 Index)                            +10.76         + 9.87
International equities (MSCI Europe, Australasia, Far East Index)       +12.17         +21.07
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 3.66         + 5.54
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 2.89         + 4.96
High yield bonds (Credit Suisse High Yield Index)                       + 8.62         +12.36


If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its benchmark and its comparable Lipper category average for the period, benefiting from favorable geographic exposures and successful stock selection.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2007, BlackRock Global Growth Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +12.75%, +12.57%, +12.18%, +12.19% and +12.52%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Index returned +10.38% (in U.S. dollar terms) and the Lipper Global Multi-Cap Growth Funds category posted an average return of +11.27%. (Funds in this Lipper category invest at least 75% of their equity assets in companies both inside and outside the United States. Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P Citigroup World Broad Market Index.)

Global equity markets enjoyed strong returns for the six-month period ended February 28, 2007. Most major markets significantly outperformed the MSCI World Index (in U.S. dollar terms), with the notable exceptions of the United States and Japan. Both emerging and developing markets recovered strongly from the summer 2006 correction, surpassing previous benchmark high price levels as liquidity and global economic growth fears eventually subsided in the second half of 2006. Although relatively short-lived and transitory, this correction resulted in a distinct change in market leadership that was particularly evident in the United States as concerns surfaced around the durability of the economic expansion that had been in place since late 2001. Sector leadership within the S&P 500 Index (the largest component of the MSCI World Index at a near 50% weighting) shifted from highly cyclical areas, such as industrials, energy and materials, to the more defensive consumer staples, health care and financials sectors. The new year opened with equity markets performing strongly until the end of February, when investor concerns over global risk premiums once again sent global equity markets into a corrective phase.

The Fund outperformed the benchmark MSCI World Index and its comparable Lipper category average for the period, benefiting significantly from favorable geographic exposures. Country allocation and stock selection were notable positive contributors. Our substantial overweight in Australia (at an average of 20% of net assets over the period) and our exposures to Hong Kong (6%), China (4%) and India (13%) generated favorable returns for the Fund. Neither China nor India is a constituent of the benchmark index. A considerable underweight of the U.S. market (30% in the Fund versus 49% for the MSCI World Index) detracted modestly from performance, primarily as a consequence of challenging stock selection. Similarly, our cautious view and underweighting of Japan (6% versus 11%) hindered portfolio results. Successful security selection in the financials, industrials and energy sectors benefited Fund performance in the period.

Specific Fund holdings that contributed to returns included Bharti Airtel Ltd. (India), Energy Resources of Australia, Ltd. (Australia), IntercontinentalExchange, Inc. (U.S.) and CSL Ltd. (Australia). Stock selection in consumer discretionary and materials detracted from performance, as did an underweight position in telecommunications. Fund positions that negatively impacted returns included Cameco Corp.
(Canada), Best Buy Co., Inc. (U.S.), Samsung Electronics Co., Ltd. (South Korea), Ensign Resource Service Group (Canada) and NutriSystem, Inc. (U.S.).


What changes were made to the portfolio during the period?

We made strides in repositioning the portfolio after the summer 2006 market correction to adjust to a more moderate rate of economic growth in the United States and shifting stock market leadership. Global economic growth patterns remained largely intact throughout the period. We reduced exposure to the consumer discretionary, industrials and energy sectors and increased exposure to the information technology and financials sectors. Significant additions to the portfolio included Roche Holding AG (Switzerland), Lihir Gold Ltd. (Australia), Veolia Environnement (France), Canon, Inc. (Japan) and U.S. companies Deere & Co., Goldman Sachs Group, Inc., Armor Holdings, Inc., Coach Inc., Thermo Fisher Scientific, Inc., International Game Technology and Akamai Technologies, Inc.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Positions that were eliminated from the portfolio included Zinifex Ltd. (Australia), Phelps Dodge Corp. (U.S.), Motorola, Inc. (U.S.), GlaxoSmithKline Plc (U.K.) and Matsushita Electric Works Ltd. (Japan). From a geographic perspective, we modestly reduced the Fund's exposure to India at year-end 2006 from nearly 13% of net assets to just under 9% on profit-taking opportunities. The proceeds from these sales were widely reinvested in other opportunities.


How would you characterize the Fund's position at the close of the period?

U.S. economic growth (that is, gross domestic product growth) has slowed to a slightly below-trend rate of expansion (in the area of 2% - 3%). We view this as a typical mid-cycle economic slowdown. At the same time, most other global economies - particularly those in Europe and Asia - continue to experience strong rates of growth. Although this has provided a rather balanced demand backdrop on a worldwide basis, we are reviewing portfolio positioning in light of apparent changes in recent (late February) market risk parameters. While we do not expect a recession to unfold in the United States, we are highly selective in our stock-picking process. The Fund continues to find relatively attractive investment opportunities in the Asia-Pacific region. As of year-end, 46% of the Fund's net assets was invested in stocks in these markets and less than 16% in emerging market economies.

At the end of the period, the portfolio was overweight in the industrials, materials, information technology and energy sectors, and underweight in financials, utilities, consumer staples and telecommunications.


Thomas E. Burke, CFA
Vice President and Portfolio Manager


March 12, 2007



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007


Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results


                                                        6-Month               12-Month           Since Inception
As of February 28, 2007                               Total Return          Total Return           Total Return
Institutional Shares*                                    +12.75%               +17.65%                +82.79%
Investor A Shares*                                       +12.57                +17.33                 +78.57
Investor B Shares*                                       +12.18                +16.42                 +67.73
Investor C Shares*                                       +12.19                +16.44                 +65.93
Class R Shares*                                          +12.52                +17.09                 +76.37
MSCI World Index**                                       +10.38                +15.86                 +86.99

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/31/97.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States. Since inception total returns are from 10/31/97.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

10/31/1997**                            $10,000.00
February 1998                           $11,220.00
February 1999                           $13,357.00
February 2000                           $20,787.00
February 2001                           $14,579.00
February 2002                           $10,997.00
February 2003                           $ 7,728.00
February 2004                           $11,298.00
February 2005                           $12,874.00
February 2006                           $15,537.00
February 2007                           $18,279.00


Investor A Shares*++

Date                                      Value

10/31/1997**                            $ 9,475.00
February 1998                           $10,621.00
February 1999                           $12,615.00
February 2000                           $19,577.00
February 2001                           $13,701.00
February 2002                           $10,302.00
February 2003                           $ 7,222.00
February 2004                           $10,538.00
February 2005                           $11,980.00
February 2006                           $14,420.00
February 2007                           $16,919.00


Investor B Shares*++

Date                                      Value

10/31/1997**                            $10,000.00
February 1998                           $11,180.00
February 1999                           $13,176.00
February 2000                           $20,300.00
February 2001                           $14,094.00
February 2002                           $10,515.00
February 2003                           $ 7,316.00
February 2004                           $10,589.00
February 2005                           $11,944.00
February 2006                           $14,295.00
February 2007                           $16,773.00


Investor C Shares*++

Date                                      Value

10/31/1997**                            $10,000.00
February 1998                           $11,180.00
February 1999                           $13,172.00
February 2000                           $20,295.00
February 2001                           $14,086.00
February 2002                           $10,522.00
February 2003                           $ 7,311.00
February 2004                           $10,583.00
February 2005                           $11,937.00
February 2006                           $14,251.00
February 2007                           $16,593.00


Class R Shares*++

Date                                      Value

10/31/1997**                            $10,000.00
February 1998                           $11,202.00
February 1999                           $13,269.00
February 2000                           $20,548.00
February 2001                           $14,339.00
February 2002                           $10,761.00
February 2003                           $ 7,525.00
February 2004                           $11,062.00
February 2005                           $12,547.00
February 2006                           $15,063.00
February 2007                           $17,637.00


MSCI World Index++++

Date                                      Value

10/31/1997**                            $10,000.00
February 1998                           $11,297.00
February 1999                           $12,732.00
February 2000                           $15,117.00
February 2001                           $12,958.00
February 2002                           $11,102.00
February 2003                           $ 8,816.00
February 2004                           $12,726.00
February 2005                           $14,251.00
February 2006                           $16,139.00
February 2007                           $18,699.00


   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

     Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 2/28/07                                      +17.65%
Five Years Ended 2/28/07                                    +10.70
Inception (10/31/97)
through 2/28/07                                             + 6.68



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*

Investor A Shares

One Year Ended 2/28/07                    +17.33%           +11.17%
Five Years Ended 2/28/07                  +10.43            + 9.25
Inception (10/31/97)
through 2/28/07                           + 6.41            + 5.80



                                         Return             Return
                                       Without CDSC    With CDSC++++++

Investor B Shares++

One Year Ended 2/28/07                    +16.42%           +11.92%
Five Years Ended 2/28/07                  + 9.57            + 9.29
Inception (10/31/97)
through 2/28/07                           + 5.70            + 5.70



                                         Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 2/28/07                    +16.44%           +15.44%
Five Years Ended 2/28/07                  + 9.54            + 9.54
Inception (10/31/97)
through 2/28/07                           + 5.58            + 5.58



                                                            Return
Class R Shares

One Year Ended 2/28/07                                      +17.09%
Five Years Ended 2/28/07                                    +10.39
Inception (10/31/97)
through 2/28/07                                             + 6.27


       * Assuming maximum sales charge of 5.25%.

      ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2006 and held through February 28, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                         Expenses Paid
                                                              Beginning                Ending          During the Period*
                                                            Account Value          Account Value       September 1, 2006
                                                             September 1,           February 28,        to February 28,
                                                                 2006                   2007                  2007
Actual
Institutional                                                   $1,000               $1,127.50               $ 5.64
Investor A                                                      $1,000               $1,125.70               $ 6.96
Investor B                                                      $1,000               $1,121.80               $11.00
Investor C                                                      $1,000               $1,121.90               $11.00
Class R                                                         $1,000               $1,125.20               $ 8.27

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000               $1,019.49               $ 5.36
Investor A                                                      $1,000               $1,018.25               $ 6.61
Investor B                                                      $1,000               $1,014.44               $10.44
Investor C                                                      $1,000               $1,014.44               $10.44
Class R                                                         $1,000               $1,017.01               $ 7.85

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.07% for Institutional, 1.32% for Investor A, 2.09% for Investor B, 2.09% for Investor C and
   1.57% for Class R), multiplied by the average account value over the period, multiplied by 181/365
   (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Schedule of Investments as of February 28, 2007 (Unaudited)   (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held        Value

Africa

South Africa--1.7%

       Construction Materials--0.3%

       Pretoria Portland Cement Co. Ltd.                 24,000    $  1,398,076

       Health Care Providers &
       Services--0.3%

       Network Healthcare Holdings Ltd.                 719,300       1,403,013

       Industrial Conglomerates--0.4%

       Barloworld Ltd.                                   91,800       2,203,710

       Media--0.3%

       Naspers Ltd.                                      75,700       1,793,319

       Metals & Mining--0.4%

       Impala Platinum Holdings Ltd.                     69,600       1,985,774

       Total Common Stocks in
       Africa--1.7%                                                   8,783,892


Europe

Finland--0.5%

       Oil, Gas & Consumable Fuels--0.5%

       Neste Oil Oyj                                     78,400       2,519,937

       Total Common Stocks in Finland                                 2,519,937


France--2.8%

       Construction & Engineering--0.8%

       Vinci SA (a)                                      31,300       4,326,176

       Machinery--0.3%

       Vallourec                                          6,000       1,480,185

       Multi-Utilities--1.1%

       Veolia Environnement                              81,800       5,758,911

       Textiles, Apparel &
       Luxury Goods--0.6%

       LVMH Moet Hennessy Louis Vuitton SA               29,500       3,262,103

       Total Common Stocks in France                                 14,827,375


Germany--1.4%

       Chemicals--0.5%

       Wacker Chemie AG (a)                              17,600       2,673,186

       Industrial Conglomerates--0.9%

       Siemens AG                                        45,000       4,752,665

       Total Common Stocks in Germany                                 7,425,851


Italy--0.9%

       Commercial Banks--0.9%

       UniCredito Italiano SpA                          508,000       4,694,940

       Total Common Stocks in Italy                                   4,694,940


Spain--0.5%

       Capital Markets--0.5%

       Bolsas y Mercados Espanoles                       58,500       2,783,709

       Total Common Stocks in Spain                                   2,783,709


Sweden--0.2%

       Diversified Financial Services--0.2%

       OMHEX AB                                          70,500       1,335,518

       Total Common Stocks in Sweden                                  1,335,518



                                                         Shares
       Industry       Common Stocks                        Held        Value

Europe (concluded)

Switzerland--5.3%

       Chemicals--0.5%

       Lonza Group AG Registered Shares                  29,100    $  2,583,625

       Commercial Services &
       Supplies--0.5%

       SGS SA                                             2,400       2,703,997

       Electrical Equipment--1.0%

       ABB Ltd.                                         313,300       5,224,722

       Pharmaceuticals--2.3%

       Novartis AG Registered Shares                    116,500       6,465,940
       Roche Holding AG                                  33,100       5,890,118
                                                                   ------------
                                                                     12,356,058

       Textiles, Apparel &
       Luxury Goods--1.0%

       The Swatch Group Ltd. Registered Shares          103,700       5,091,373

       Total Common Stocks in Switzerland                            27,959,775


United Kingdom--2.3%

       Beverages--1.5%

       Diageo Plc                                       408,300       8,047,235

       Capital Markets--0.3%

       Ashmore Group Plc                                311,200       1,665,626

       Commercial Banks--0.5%

       HSBC Holdings Plc                                142,300       2,481,967

       Total Common Stocks in
       the United Kingdom                                            12,194,828

       Total Common Stocks
       in Europe--13.9%                                              73,741,933


Latin America

Brazil--0.3%

       Personal Products--0.3%

       Natura Cosmeticos SA                             137,300       1,743,687

       Total Common Stocks in
       Latin America--0.3%                                            1,743,687


North America

Canada--2.6%

       Chemicals--0.5%

       Potash Corp. of Saskatchewan                      18,200       2,865,224

       Commercial Banks--0.5%

       Royal Bank of Canada                              58,700       2,714,674

       Diversified Financial Services--0.4%

       TSX Group, Inc.                                   51,400       2,146,794

       Energy Equipment & Services--0.4%

       Ensign Resource Service Group                    134,800       2,177,131

       Metals & Mining--0.3%

       Teck Cominco Ltd. Class B                         20,100       1,417,449

       Oil, Gas & Consumable Fuels--0.5%

       Cameco Corp.                                      74,000       2,736,406

       Total Common Stocks in Canada                                 14,057,678



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held        Value

North America (continued)

United States--32.8%

       Aerospace & Defense--1.6%

       Armor Holdings, Inc. (a)                          84,000    $  5,349,960
       BE Aerospace, Inc. (a)                           105,200       3,175,988
                                                                   ------------
                                                                      8,525,948

       Capital Markets--3.1%

       The Charles Schwab Corp.                         275,500       5,091,240
       E*Trade Financial Corp. (a)                      105,700       2,440,613
       Fortress Investment Group LLC                     39,600       1,195,920
       Goldman Sachs Group, Inc.                         26,600       5,362,560
       Northern Trust Corp.                              43,000       2,592,900
                                                                   ------------
                                                                     16,683,233

       Chemicals--0.5%

       Monsanto Co.                                      51,700       2,724,073

       Communications Equipment--3.1%

       Cisco Systems, Inc. (a)                          349,400       9,063,436
       Corning, Inc. (a)                                154,400       3,185,272
       QUALCOMM, Inc.                                    99,700       4,015,916
                                                                   ------------
                                                                     16,264,624

       Construction & Engineering--1.0%

       Jacobs Engineering Group, Inc. (a)                56,700       5,122,278

       Diversified Consumer Services--0.5%

       Sotheby's Holdings, Inc. Class A                  69,500       2,527,020

       Diversified Financial Services--0.5%

       Citigroup, Inc.                                   51,800       2,610,720

       Electrical Equipment--1.0%

       Roper Industries, Inc.                           104,100       5,529,792

       Energy Equipment & Services--4.7%

       Cameron International Corp. (a)                   47,400       2,687,106
       Core Laboratories NV (a)                          29,600       2,334,848
       FMC Technologies, Inc. (a)                        43,700       2,874,586
       Grant Prideco, Inc. (a)                          105,200       4,566,732
       Halliburton Co.                                   74,200       2,291,296
       National Oilwell Varco, Inc. (a)                  72,200       5,028,008
       Schlumberger Ltd.                                 84,500       5,306,600
                                                                   ------------
                                                                     25,089,176

       Food Products--0.5%

       Bunge Ltd.                                        34,800       2,761,728

       Health Care Equipment &
       Supplies--1.0%

       Intuitive Surgical, Inc. (a)                      26,300       2,921,930
       Varian Medical Systems, Inc. (a)                  50,500       2,320,475
                                                                   ------------
                                                                      5,242,405

       Health Care Technology--1.1%

       Cerner Corp. (a)                                 107,600       5,607,036

       Hotels, Restaurants & Leisure--1.7%

       International Game Technology                    123,800       5,106,750
       Starbucks Corp. (a)                              130,300       4,026,270
                                                                   ------------
                                                                      9,133,020

       Household Products--0.7%

       The Procter & Gamble Co.                          61,100       3,879,239

       IT Services--1.1%

       Cognizant Technology Solutions Corp. (a)          67,200       6,061,440



                                                         Shares
       Industry       Common Stocks                        Held        Value

North America (concluded)

United States (concluded)

       Insurance--0.9%

       American International Group, Inc.                73,800    $  4,951,980

       Internet Software & Services--2.2%

       Akamai Technologies, Inc. (a)                     98,600       5,084,802
       Google, Inc. Class A (a)                          14,300       6,427,135
                                                                   ------------
                                                                     11,511,937

       Life Sciences Tools & Services--1.0%

       Thermo Fisher Scientific, Inc. (a)               114,400       5,178,888

       Machinery--1.6%

       Deere & Co.                                       52,000       5,637,840
       Joy Global, Inc.                                  61,600       2,731,344
                                                                   ------------
                                                                      8,369,184

       Media--0.5%

       Focus Media Holding Ltd. (a)(d)                   35,600       2,851,560

       Metals & Mining--0.6%

       Allegheny Technologies, Inc.                      28,100       2,878,845

       Oil, Gas & Consumable Fuels--0.7%

       Exxon Mobil Corp.                                 53,200       3,813,376

       Semiconductors & Semiconductor
       Equipment--0.5%

       MEMC Electronic Materials, Inc. (a)               50,200       2,588,814

       Software--0.9%

       Factset Research Systems, Inc.                    45,900       2,793,474
       Oracle Corp. (a)                                 133,600       2,195,048
                                                                   ------------
                                                                      4,988,522

       Specialty Retail--0.8%

       Best Buy Co., Inc.                                92,100       4,279,887

       Textiles, Apparel &
       Luxury Goods--1.0%

       Coach, Inc. (a)                                  111,700       5,272,240

       Total Common Stocks in
       the United States                                            174,446,965

       Total Common Stocks
       in North America--35.4%                                      188,504,643


Pacific Basin

Australia--21.8%

       Biotechnology--1.1%
       CSL Ltd.                                          92,300       5,674,333

       Capital Markets--2.5%

       Australian Wealth Management Ltd.                629,600       1,382,340
       Macquarie Bank Ltd.                              116,900       7,289,491
       Perpetual Trustees Australia Ltd.                 80,700       4,755,378
                                                                   ------------
                                                                     13,427,209

       Chemicals--0.7%

       Nufarm Ltd.                                      165,300       1,427,463
       Orica Ltd.                                       119,400       2,333,651
                                                                   ------------
                                                                      3,761,114



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held        Value

Pacific Basin (continued)

Australia (concluded)

       Commercial Banks--4.9%

       Australia & New Zealand Banking
         Group Ltd.                                     325,500    $  7,527,617
       Commonwealth Bank of Australia Ltd.              179,100       7,063,707
       National Australia Bank Ltd.                     263,900       8,390,407
       Westpac Banking Corp.                            138,800       2,789,596
                                                                   ------------
                                                                     25,771,327

       Commercial Services &
       Supplies--0.3%

       Seek Ltd.                                        309,500       1,795,149

       Construction & Engineering--1.0%

       Leighton Holdings Ltd.                           215,000       5,267,388

       Diversified Financial Services--1.2%

       Australian Stock Exchange Ltd.                   102,500       3,388,651
       Babcock & Brown Ltd.                             148,500       3,011,484
                                                                   ------------
                                                                      6,400,135

       Energy Equipment & Services--0.6%

       WorleyParsons Ltd.                               162,200       3,436,776

       Health Care Equipment &
       Supplies--0.7%

       Cochlear Ltd.                                     88,200       3,954,590

       Insurance--1.6%

       QBE Insurance Group Ltd.                         326,100       8,261,583

       Media--1.1%

       Publishing & Broadcasting Ltd.                   391,300       5,960,785

       Metals & Mining--3.6%

       BHP Billiton Ltd.                                257,500       5,504,235
       Energy Resources of Australia Ltd.               341,000       6,601,447
       Iluka Resources Ltd.                             248,300       1,157,944
       Lihir Gold Ltd. (a)                            2,246,510       5,883,080
                                                                   ------------
                                                                     19,146,706

       Oil, Gas & Consumable Fuels--1.0%

       Paladin Resources Ltd. (a)                       330,900       2,383,104
       Woodside Petroleum Ltd.                           91,700       2,679,892
                                                                   ------------
                                                                      5,062,996

       Transportation Infrastructure--1.5%

       Macquarie Infrastructure Group                 1,579,200       4,780,734
       Transurban Group                                 501,800       2,988,672
                                                                   ------------
                                                                      7,769,406

       Total Common Stocks in Australia                             115,689,497


China--0.9%

       Electrical Equipment--0.3%

       Suntech Power Holdings Co. Ltd. (a)(d)            45,300       1,642,125

       Oil, Gas & Consumable Fuels--0.6%

       China Shenhua Energy Co. Ltd. Class H          1,170,100       2,959,107

       Total Common Stocks in China                                   4,601,232


Hong Kong--8.3%

       Communications Equipment--1.4%

       ZTE Corp.                                      1,559,800       7,512,655

       Distributors--0.9%

       China Resources Enterprise, Ltd.               1,655,000       4,894,978

       Diversified Financial Services--0.9%

       Hong Kong Exchanges and Clearing Ltd.            466,500       4,803,146



                                                         Shares
       Industry       Common Stocks                        Held        Value

Pacific Basin (continued)

Hong Kong (concluded)

       Electric Utilities--0.8%

       Cheung Kong Infrastructure
         Holdings Ltd.                                1,199,700    $  4,208,610

       Food Products--0.9%

       Chaoda Modern Agriculture
         Holdings Ltd.                                1,661,500       1,200,527
       China Mengniu Dairy Co., Ltd.                  1,092,800       3,010,077
       Global Bio-Chem Technology
         Group Co., Ltd.                              2,119,100         584,969
                                                                   ------------
                                                                      4,795,573

       Marine--0.7%

       NWS Holdings Ltd.                              1,439,300       3,500,154

       Real Estate Management &
       Development--0.7%

       Henderson Land Development Co., Ltd.             237,900       1,348,717
       Midland Holdings Ltd.                          2,132,300       1,294,713
       Sun Hung Kai Properties Ltd.                     114,600       1,356,686
                                                                   ------------
                                                                      4,000,116

       Transportation Infrastructure--1.4%

       COSCO Pacific Ltd.                             1,106,600       2,966,819
       China Merchants Holdings International
         Co., Ltd.                                      796,800       3,103,176
       Hopewell Holdings                                379,500       1,462,018
                                                                   ------------
                                                                      7,532,013

       Wireless Telecommunication
       Services--0.6%

       China Mobile Ltd.                                322,900       2,997,601

       Total Common Stocks in Hong Kong                              44,244,846


India--8.6%

       Auto Components--0.2%

       Bharat Forge Ltd.                                133,400         982,223

       Automobiles--0.4%

       Tata Motors Ltd.                                 110,000       1,943,201

       Construction & Engineering--1.1%

       IVRCL Infrastructures & Projects Ltd.            142,200         940,284
       Jaiprakash Associates Ltd.                       100,200       1,234,304
       Larsen & Toubro Ltd.                             113,100       3,802,860
                                                                   ------------
                                                                      5,977,448

       Electrical Equipment--0.4%

       Bharat Heavy Electricals Ltd.                     47,200       2,324,268

       Hotels, Restaurants & Leisure--0.1%

       Indian Hotels Co. Ltd.                           253,000         814,199

       Household Products--0.3%

       Hindustan Lever Ltd. (a)                         460,100       1,831,718

       IT Services--1.8%

       Infosys Technologies Ltd.                        105,600       4,963,895
       Satyam Computer Services Ltd.                    198,200       1,858,788
       Tata Consultancy Services Ltd.                   101,700       2,739,917
                                                                   ------------
                                                                      9,562,600

       Industrial Conglomerates--0.2%

       Siemens India Ltd.                                51,000       1,268,763

       Machinery--0.3%

       Sterlite Industries India Ltd.                   149,700       1,588,252



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held        Value

Pacific Basin (continued)

India (concluded)

       Media--0.4%

       ASC Enterprises Ltd. (a)                         141,220    $    340,040
       Wire and Wireless India Ltd. (a)                 122,800         285,678
       Zee News Ltd. (a)                                111,035          98,935
       Zee Telefilms Ltd.                               245,600       1,304,706
                                                                   ------------
                                                                      2,029,359

       Metals & Mining--0.6%

       Hindalco Industries Ltd.                         596,700       1,874,188
       Hindustan Zinc Ltd.                              105,600       1,528,862
                                                                   ------------
                                                                      3,403,050

       Multi-Utilities--0.2%

       Suzlon Energy Ltd.                                54,100       1,273,158

       Oil, Gas & Consumable Fuels--0.7%

       Reliance Industries Ltd.                         112,900       3,447,741

       Pharmaceuticals--0.7%

       Cipla Ltd.                                       325,250       1,703,288
       Sun Pharmaceuticals Industries Ltd.               84,300       1,769,225
                                                                   ------------
                                                                      3,472,513

       Wireless Telecommunication
       Services--1.2%

       Bharti Tele-Ventures Ltd. (a)                    261,800       4,248,938
       Reliance Communication
         Ventures Ltd. (a)                              202,400       1,864,295
                                                                   ------------
                                                                      6,113,233

       Total Common Stocks in India                                  46,031,726


Japan--4.4%

       Capital Markets--0.5%

       Nomura Holdings, Inc.                            131,900       2,856,439

       Chemicals--1.4%

       JSR Corp.                                        107,000       2,484,032
       Mitsubishi Rayon Co., Ltd.                       294,000       1,943,823
       Toho Tenax Co. Ltd. (a)                          147,900         869,584
       Toray Industries, Inc.                           295,000       2,134,949
                                                                   ------------
                                                                      7,432,388

       Construction & Engineering--0.5%

       Chiyoda Corp.                                    131,500       2,920,653

       Electrical Equipment--0.5%

       Matsushita Electric Works Ltd.                   225,000       2,567,915

       Food & Staples Retailing--0.5%

       Seven & I Holdings Co. Ltd.                       77,700       2,488,454

       Office Electronics--1.0%

       Canon, Inc.                                       99,200       5,373,071

       Total Common Stocks in Japan                                  23,638,920


Singapore--0.9%

       Health Care Providers &
       Services--0.4%

       Wilmar International Ltd.                      1,164,000       1,815,527

       Industrial Conglomerates--0.5%

       Keppel Corp. Ltd.                                246,800       2,876,176

       Total Common Stocks in Singapore                               4,691,703



                                                         Shares
       Industry       Common Stocks                        Held        Value

Pacific Basin (concluded)

South Korea--0.9%

       Semiconductors & Semiconductor
       Equipment--0.9%

       Samsung Electronics Co., Ltd.                      7,800    $  4,711,009

       Total Common Stocks
       in South Korea                                                 4,711,009

       Total Common Stocks in
       the Pacific Basin--45.8%                                     243,608,933

       Total Common Stocks
       (Cost--$427,643,596)--97.1%                                  516,383,088



                      Preferred Stocks

Latin America

Brazil--0.6%

       Media--0.6%

       NET Servicos de Comunicacao SA (a)               235,861       3,003,182

       Total Preferred Stocks
       (Cost--$2,572,544)--0.6%                                       3,003,182



                      Rights

Latin America

Brazil--0.0%

       Media--0.0%

       NET Servicos de Comunicacao SA,
         expires 3/05/2007                                2,442           4,319

       Total Rights in Latin America--0.0%                                4,319


Pacific Basin

Australia--0.0%

       Energy Equipment & Services--0.0%

       WorleyParsons Ltd., expires 3/02/2007             18,022          90,877

       Total Rights in the Pacific Basin--0.0%                           90,877

       Total Rights (Cost--$0)--0.0%                                     95,196



                                                     Beneficial
       Short-Term Securities                           Interest

       BlackRock Liquidity Series, LLC
         Cash Sweep Series, 5.33% (b)(c)             $2,781,675       2,781,675

       Total Short-Term Securities
       (Cost--$2,781,675)--0.5%                                       2,781,675

Total Investments (Cost--$432,997,815*)--98.2%                      522,263,141
Other Assets Less Liabilities--1.8%                                   9,416,790
                                                                   ------------
Net Assets--100.0%                                                 $531,679,931
                                                                   ============



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    433,000,067
                                                   ================
    Gross unrealized appreciation                  $     98,264,148
    Gross unrealized depreciation                       (9,001,074)
                                                   ----------------
    Net unrealized appreciation                    $     89,263,074
                                                   ================


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                     $(10,370,230)         $334,018
    BlackRock Liquidity Series, LLC
       Money Market Series                   $   (851,200)         $  2,485


(c) Represents the current yield as of February 28, 2007.

(d) Depositary receipts.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o Forward foreign exchange contracts as of February 28, 2007 were as follows:


    Foreign Currency                     Settlement               Unrealized
    Purchased                               Date                 Depreciation

    CHF  3,436,911                       March 2007               $  (7,142)
                                                                  ----------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$2,827,570)                   $  (7,142)
                                                                  ==========


    Foreign Currency                     Settlement               Unrealized
    Sold                                    Date                 Appreciation

    AUD  2,984,118                       March 2007               $   12,965
                                                                  ----------
    Total Unrealized Appreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$2,364,018)                   $   12,965
                                                                  ==========


o   Currency Abbreviations:
    AUD      Australian Dollar
    CHF      Swiss Franc
    USD      U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007


Statement of Assets and Liabilities

As of February 28, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$430,216,140)                           $   519,481,466
       Investments in affiliated securities, at value (identified cost--$2,781,675)                                     2,781,675
       Unrealized appreciation on forward foreign exchange contracts                                                       12,965
       Foreign cash (cost--$917,402)                                                                                      909,580
       Receivables:
           Securities sold                                                                     $    13,548,818
           Dividends                                                                                   878,156
           Capital shares sold                                                                         541,163         14,968,137
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  148,876
                                                                                                                  ---------------
       Total assets                                                                                                   538,302,699
                                                                                                                  ---------------

Liabilities

       Deferred foreign capital gain tax                                                                                1,346,240
       Unrealized depreciation on forward foreign exchange contracts                                                        7,142
       Payables:
           Securities purchased                                                                      2,820,037
           Capital shares redeemed                                                                   1,304,526
           Investment adviser                                                                          315,523
           Other affiliates                                                                            236,982
           Distributor                                                                                 130,492          4,807,560
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             461,826
                                                                                                                  ---------------
       Total liabilities                                                                                                6,622,768
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   531,679,931
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $     1,180,620
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 1,747,872
       Investor B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                   390,759
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   447,152
       Class R Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                       14,134
       Paid-in capital in excess of par                                                                               848,495,986
       Undistributed investment income--net                                                     $    1,323,853
       Accumulated realized capital losses--net                                                  (409,827,497)
       Unrealized appreciation--net                                                                 87,907,052
                                                                                               ---------------
       Total accumulated losses--net                                                                                (320,596,592)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   531,679,931
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $169,018,073 and 11,806,201 shares outstanding                       $         14.32
                                                                                                                  ===============
       Investor A--Based on net assets of $247,319,029 and 17,478,719 shares outstanding                          $         14.15
                                                                                                                  ===============
       Investor B--Based on net assets of $52,907,645 and 3,907,585 shares outstanding                            $         13.54
                                                                                                                  ===============
       Investor C--Based on net assets of $60,479,649 and 4,471,523 shares outstanding                            $         13.53
                                                                                                                  ===============
       Class R--Based on net assets of $1,955,535 and 141,344 shares outstanding                                  $         13.84
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007


Statement of Operations

For the Six Months Ended February 28, 2007 (Unaudited)
Investment Income

       Dividends (net of $78,931 foreign withholding tax)                                                         $     4,603,640
       Interest from affiliates                                                                                           334,018
       Securities lending--net                                                                                              2,485
                                                                                                                  ---------------
       Total income                                                                                                     4,940,143
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,915,067
       Service fees--Investor A                                                                        298,133
       Service and distribution fees--Investor C                                                       292,860
       Service and distribution fees--Investor B                                                       282,862
       Transfer agent fees--Investor A                                                                 200,605
       Transfer agent fees--Institutional                                                              131,932
       Custodian fees                                                                                  123,805
       Accounting services                                                                             101,340
       Transfer agent fees--Investor C                                                                  56,500
       Transfer agent fees--Investor B                                                                  55,243
       Printing and shareholder reports                                                                 39,944
       Professional fees                                                                                34,096
       Directors' fees and expenses                                                                     29,255
       Registration fees                                                                                27,009
       Pricing fees                                                                                      4,636
       Service and distribution fees--Class R                                                            4,137
       Transfer agent fees--Class R                                                                      1,414
       Other                                                                                            17,404
                                                                                               ---------------
       Total expenses                                                                                                   3,616,242
                                                                                                                  ---------------
       Investment income--net                                                                                           1,323,901
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments (including $331,866 foreign capital gain tax)--net                           38,037,702
           Foreign currency transactions--net                                                        (173,832)         37,863,870
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments (including $1,038,513 deferred foreign capital gain tax)--net                20,844,243
           Foreign currency transactions--net                                                         (15,413)         20,828,830
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         58,692,700
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    60,016,601
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007


Statements of Changes in Net Assets

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                              February 28, 2007      August 31,
Increase (Decrease) in Net Assets:                                                               (Unaudited)            2006
Operations

       Investment income--net                                                                  $     1,323,901    $     1,185,097
       Realized gain--net                                                                           37,863,870         82,004,957
       Change in unrealized appreciation/depreciation--net                                          20,828,830          5,057,083
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         60,016,601         88,247,137
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Institutional                                                                             (101,798)        (1,768,759)
           Investor A                                                                                       --        (1,202,472)
           Investor B                                                                                       --          (867,598)
           Investor C                                                                                       --          (259,084)
           Class R                                                                                          --           (12,520)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                           (101,798)        (4,110,433)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (21,019,907)       (67,333,645)
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                    1,228                214
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 38,896,124         16,803,273
       Beginning of period                                                                         492,783,807        475,980,534
                                                                                               ---------------    ---------------
       End of period*                                                                          $   531,679,931    $   492,783,807
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,323,853    $       101,750
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007


Financial Highlights

                                                                                   Institutional

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information           February 28, 2007             For the Year Ended August 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     12.71   $     10.72   $      8.56   $      7.58   $      7.00   $      9.48
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net*                                 .06           .09           .16           .09           .04          --++
Realized and unrealized gain (loss)--net           1.56++++      2.07++++      2.03++++       .89++++           .54        (2.48)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       1.62          2.16          2.19           .98           .58        (2.48)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net            (.01)         (.17)         (.03)            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     14.32   $     12.71   $     10.72   $      8.56   $      7.58   $      7.00
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return

Based on net asset value per share              12.75%+++++        20.41%        25.58%        12.93%         8.29%      (26.16%)
                                                ===========   ===========   ===========   ===========   ===========   ===========
Ratios Based on Average Net Assets

Expenses                                           1.07%+++         1.12%         1.13%         1.13%         1.16%         1.06%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                              .87%+++          .71%         1.60%         1.05%          .63%          .04%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   169,018   $   144,560   $   114,007   $   106,785   $   133,096   $    55,525
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   41.44%        80.33%       108.95%        71.91%       121.00%       105.73%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Based on average shares outstanding.

     ++ Amount is less than $.01 per share.

   ++++ Includes a redemption fee, which is less than $.01 per share.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007


Financial Highlights (continued)

                                                                                     Investor A

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information           February 28, 2007             For the Year Ended August 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     12.57   $     10.60   $      8.47   $      7.51   $      6.95   $      9.44
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income (loss)--net*                          .04           .06           .13           .07           .03         (.02)
Realized and unrealized gain (loss)--net           1.54++++      2.05++++      2.00++++       .89++++           .53        (2.47)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       1.58          2.11          2.13           .96           .56        (2.49)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         (.14)          --++            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     14.15   $     12.57     $   10.60   $      8.47   $      7.51   $      6.95
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share              12.57%+++++        20.13%        25.17%        12.78%         8.06%      (26.38%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets

Expenses                                           1.32%+++         1.35%         1.38%         1.37%         1.42%         1.31%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                       .62%+++          .53%         1.35%          .87%          .40%        (.18%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   247,319   $   227,792   $    93,408   $    98,519   $   110,092   $   130,310
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   41.44%        80.33%       108.95%        71.91%       121.00%       105.73%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Based on average shares outstanding.

     ** Total investment return excludes the effects of sales charges.

     ++ Amount is less than ($.01) per share.

   ++++ Includes a redemption fee, which is less than $.01 per share.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007


Financial Highlights (continued)

                                                                                     Investor B

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information           February 28, 2007             For the Year Ended August 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     12.07   $     10.17   $      8.19   $      7.32   $      6.83   $      9.35
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income (loss)--net*                        (.01)         (.06)           .05          --++         (.03)         (.08)
Realized and unrealized gain (loss)--net           1.48++++      2.00++++      1.93++++       .87++++           .52        (2.44)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       1.47          1.94          1.98           .87           .49        (2.52)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         (.04)            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     13.54   $     12.07   $     10.17   $      8.19   $      7.32   $      6.83
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share              12.18%+++++        19.18%        24.18%        11.89%         7.17%      (26.95%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets

Expenses                                           2.09%+++         2.18%         2.16%         2.16%         2.22%         2.09%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                     (.16%)+++        (.56%)          .56%          .05%        (.43%)        (.99%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    52,908   $    62,390   $   212,353   $   252,691   $   327,483   $   456,393
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   41.44%        80.33%       108.95%        71.91%       121.00%       105.73%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Based on average shares outstanding.

     ** Total investment return excludes the effects of sales charges.

     ++ Amount is less than $.01 per share.

   ++++ Includes a redemption fee, which is less than $.01 per share.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007


Financial Highlights (continued)

                                                                                     Investor C

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information           February 28, 2007             For the Year Ended August 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     12.06   $     10.17   $      8.19   $      7.32   $      6.83   $      9.36
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income (loss)--net*                        (.01)         (.04)           .05          --++         (.03)         (.08)
Realized and unrealized gain (loss)--net           1.48++++      1.98++++      1.93++++       .87++++           .52        (2.45)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       1.47          1.94          1.98           .87           .49        (2.53)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         (.05)            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     13.53   $     12.06   $     10.17   $      8.19   $      7.32   $      6.83
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share              12.19%+++++        19.15%        24.18%        11.89%         7.17%      (27.03%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets

Expenses                                           2.09%+++         2.16%         2.18%         2.18%         2.24%         2.11%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                     (.16%)+++        (.36%)          .55%          .05%        (.43%)        (.99%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    60,480   $    56,567   $    55,507   $    60,771   $    72,249   $    95,117
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   41.44%        80.33%       108.95%        71.91%       121.00%       105.73%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Based on average shares outstanding.

     ** Total investment return excludes the effects of sales charges.

     ++ Amount is less than $.01 per share.

   ++++ Includes a redemption fee, which is less than $.01 per share.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007


Financial Highlights (concluded)

                                                                                      Class R

                                                          For the Six                                            For the Period
The following per share data and ratios                   Months Ended               For the Year Ended        January 3, 2003++
have been derived from information                     February 28, 2007                 August 31,              to August 31,
provided in the financial statements.                     (Unaudited)        2006           2005           2004       2003
Per Share Operating Performance

Net asset value, beginning of period                     $      12.30   $      10.42   $       8.36   $       7.39   $       6.50
                                                         ------------   ------------   ------------   ------------   ------------
Investment income--net*                                           .02            .03            .06            .08            .06
Realized and unrealized gain--net                            1.52++++       2.00++++       2.01++++        .89++++            .83
                                                         ------------   ------------   ------------   ------------   ------------
Total from investment operations                                 1.54           2.03           2.07            .97            .89
                                                         ------------   ------------   ------------   ------------   ------------
Less dividends from investment income--net                         --          (.15)          (.01)             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                           $      13.84   $      12.30   $      10.42   $       8.36   $       7.39
                                                         ============   ============   ============   ============   ============

Total Investment Return

Based on net asset value per share                        12.52%+++++         19.78%         24.81%         13.13%    13.69%+++++
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

Expenses                                                     1.57%+++          1.62%          1.79%          1.56%       1.64%+++
                                                         ============   ============   ============   ============   ============
Investment income--net                                        .39%+++           .23%           .99%          1.36%        .66%+++
                                                         ============   ============   ============   ============   ============

Supplemental Data

Net assets, end of period (in thousands)                 $      1,956   $      1,475   $        705   $        166           --**
                                                         ============   ============   ============   ============   ============
Portfolio turnover                                             41.44%         80.33%        108.95%         71.91%        121.00%
                                                         ============   ============   ============   ============   ============

      * Based on average shares outstanding.

     ** Amount is less than $1,000.

     ++ Commencement of operations.

   ++++ Includes a redemption fee, which is less than $.01 per share.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock Global Growth Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all such adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Service          Distribution
                                          Fee                   Fee

Investor A                               .25%                    --
Investor B                               .25%                  .75%
Investor C                               .25%                  .75%
Class R                                  .25%                  .25%


Pursuant to sub-agreements with each Distributor, broker dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each Distributor provides shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended February 28, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:

                                 FAMD         MLPF&S            BDI

Investor A                     $1,288        $16,834         $1,057


For the six months ended February 28, 2007, MLPF&S received contingent deferred sales charges of $5,969 and $100 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $12 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to February 28, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

                                                 Call Center
                                                        Fees

Institutional                                         $1,635
Investor A                                            $3,629
Investor B                                            $1,419
Investor C                                            $1,007
Class R                                               $    5



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended February 28, 2007, BIM received $1,375 in securities lending agent fees.

In addition, MLPF&S received $69,171 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2007.

For the six months ended February 28, 2007, the Fund reimbursed MLIM and the Manager $812 and $4,059, respectively, for certain accounting services.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2007 were $202,988,574 and $229,193,809, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $21,019,907 and $67,333,645 for the six months ended February 28, 2007 and the year ended August 31, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the
Six Months Ended                                                 Dollar
February 28, 2007                             Shares             Amount

Shares sold                                1,921,954    $    26,586,729
Shares issued to shareholders in
   reinvestment of dividends                   7,405             94,456
                                     ---------------    ---------------
Total issued                               1,929,359         26,681,185
Shares redeemed                          (1,497,892)       (20,447,606)
                                     ---------------    ---------------
Net increase                                 431,467    $     6,233,579
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                3,915,075    $    47,655,298
Shares issued to shareholders in
   reinvestment of dividends                 150,886          1,611,469
                                     ---------------    ---------------
Total issued                               4,065,961         49,266,767
Shares redeemed                          (3,327,538)       (39,927,624)
                                     ---------------    ---------------
Net increase                                 738,423    $     9,339,143
                                     ===============    ===============



Investor A Shares for the
Six Months Ended                                                 Dollar
February 28, 2007                             Shares             Amount

Shares sold                                1,053,899    $    14,226,969
Automatic conversion of shares               142,814          1,745,840
                                     ---------------    ---------------
Total issued                               1,196,713         15,972,809
Shares redeemed                          (1,842,920)       (24,704,397)
                                     ---------------    ---------------
Net decrease                               (646,207)    $   (8,731,588)
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                  670,623    $     8,014,274
Automatic conversion of shares            12,740,197        139,976,542
Shares issued to shareholders in
   reinvestment of dividends                  98,021          1,038,037
                                     ---------------    ---------------
Total issued                              13,508,841        149,028,853
Shares redeemed                          (4,197,434)       (49,939,944)
                                     ---------------    ---------------
Net increase                               9,311,407    $    99,088,909
                                     ===============    ===============



Investor B Shares for the
Six Months Ended                                                 Dollar
February 28, 2007                             Shares             Amount

Shares sold                                  188,355    $     2,458,177
                                     ---------------    ---------------
Shares redeemed                          (1,299,921)       (16,763,907)
Automatic conversion of shares             (148,778)        (1,745,840)
                                     ---------------    ---------------
Total redeemed                           (1,448,699)       (18,509,747)
                                     ---------------    ---------------
Net decrease                             (1,260,344)    $  (16,051,570)
                                     ===============    ===============



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Notes to Financial Statements (continued)

Investor B Shares for the Year                                   Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                  496,259    $     5,638,554
Shares issued to shareholders in
   reinvestment of dividends                  68,120            697,544
                                     ---------------    ---------------
Total issued                                 564,379          6,336,098
                                     ---------------    ---------------
Shares redeemed                          (3,080,537)       (34,147,393)
Automatic conversion of shares          (13,194,130)      (139,976,542)
                                     ---------------    ---------------
Total redeemed                          (16,274,667)      (174,123,935)
                                     ---------------    ---------------
Net decrease                            (15,710,288)    $ (167,787,837)
                                     ===============    ===============



Investor C Shares for the
Six Months Ended                                                 Dollar
February 28, 2007                             Shares             Amount

Shares sold                                  238,731    $     3,160,449
Shares redeemed                            (457,789)        (5,927,730)
                                     ---------------    ---------------
Net decrease                               (219,058)    $   (2,767,281)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                  393,750    $     4,525,444
Shares issued to shareholders in
   reinvestment of dividends                  20,949            214,314
                                     ---------------    ---------------
Total issued                                 414,699          4,739,758
Shares redeemed                          (1,183,250)       (13,306,797)
                                     ---------------    ---------------
Net decrease                               (768,551)    $   (8,567,039)
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
February 28, 2007                             Shares             Amount

Shares sold                                   51,486    $       691,361
Shares redeemed                             (30,026)          (394,408)
                                     ---------------    ---------------
Net increase                                  21,460    $       296,953
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                   71,002    $       813,712
Shares issued to shareholders in
   reinvestment of dividends                   1,205             12,520
                                     ---------------    ---------------
Total issued                                  72,207            826,232
Shares redeemed                             (20,036)          (233,053)
                                     ---------------    ---------------
Net increase                                  52,171    $       593,179
                                     ===============    ===============


The Fund generally charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2007.


6. Commitments:
At February 28, 2007, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $27,000 and $1,726,000, respectively.


7. Capital Loss Carryforward:
On August 31, 2006, the Fund had a net capital loss carryforward of $447,689,115, of which $7,928,271 expires in 2008, $3,964,136 expires in 2009,
$83,247,809 expires in 2010 and $352,548,899 expires in 2011. Subject to limitations, this amount will be available to offset like amounts of any future taxable gains.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Officers and Directors


Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
John F. O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Thomas E. Burke, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.


To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.



Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.


Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK GLOBAL GROWTH FUND, INC.                            FEBRUARY 28, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Global Growth Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Growth Fund, Inc.


Date: April 23, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Growth Fund, Inc.


Date: April 23, 2007


By:    /s/ Donald C. Burke
       --------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Global Growth Fund, Inc.


Date: April 23, 2007